UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2022
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BROADRIDGE FINANCIAL SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33220	33-1151291
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

5 Dakota Drive	Lake Success	New York	11042
(Street Address)	(City)	(State)	Zip Code

Registrant’s telephone number, including area code: (516) 472-5400

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol	Name of Each Exchange on Which Registered:
Common Stock, par value $0.01 per share	BR	New York Stock Exchange

Item 7.01. Regulation FD Disclosure.

On November 15, 2022, Broadridge Financial Solutions, Inc. (the “Company”) posted its second quarter fiscal year end 2023 investor presentation to its website at broadridge-ir.com. The materials posted on the Company’s website are attached as Exhibit 99.1 and are incorporated herein by reference.

The information furnished pursuant to Items 7.01 and 9.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section, and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Forward-Looking Statements

This Current Report on Form 8-K may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements that are not historical in nature, and which may be identified by the use of words such as “expects,” “assumes,” “projects,” “anticipates,” “estimates,” “we believe,” “could be,” “on track” and other words of similar meaning, are forward-looking statements. These risks and uncertainties include those risk factors discussed in Part I, “Item 1A. Risk Factors” of our Annual Report on Form 10-K for the fiscal year ended June 30, 2022 (the “2022 Annual Report”), as they may be updated in any future reports filed with the Securities and Exchange Commission. All forward-looking statements speak only as of the date of this 8-K and are expressly qualified in their entirety by reference to the factors discussed in the 2022 Annual Report. These statements are based on management’s expectations and assumptions and are subject to risks and uncertainties that may cause actual results to differ materially from those expressed.

Factors that could cause actual results to differ materially from those contemplated by the forward-looking statements include:

•changes in laws and regulations affecting Broadridge’s clients or the services provided by Broadridge;
•Broadridge’s reliance on a relatively small number of clients, the continued financial health of those clients, and the continued use by such clients of Broadridge’s services with favorable pricing terms;
•a material security breach or cybersecurity attack affecting the information of Broadridge’s clients;
•the potential impact and effects of the Covid-19 pandemic (“Covid-19”) on the business of Broadridge, Broadridge’s results of operations and financial performance, any measures Broadridge has and may take in response to Covid-19 and any expectations Broadridge may have with respect thereto;
•declines in participation and activity in the securities markets;
•the failure of Broadridge’s key service providers to provide the anticipated levels of service;
•a disaster or other significant slowdown or failure of Broadridge’s systems or error in the performance of Broadridge’s services;
•overall market, economic and geopolitical conditions and their impact on the securities markets;
•the success of Broadridge in retaining and selling additional services to its existing clients and in obtaining new clients;
•Broadridge’s failure to keep pace with changes in technology and the demands of its clients;
•competitive conditions;
•Broadridge’s ability to attract and retain key personnel; and
•the impact of new acquisitions and divestitures.

There may be other factors that may cause our actual results to differ materially from the forward-looking statements. Our actual results, performance or achievements could differ materially from those expressed in, or implied by, the forward-looking statements. We can give no assurances that any of the events anticipated by the forward-looking statements will occur or, if any of them do, what impact they will have on our results of operations and financial condition. You should carefully read the factors described in the “Risk Factors” section of the 2022 Annual Report for a description of certain risks that could, among other things, cause our actual results to differ from these forward-looking statements.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Broadridge Financial Solutions, Inc. November 2022 Investor Presentation.

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: November 15, 2022

                        BROADRIDGE FINANCIAL SOLUTIONS, INC.

                         By: /s/ Edmund L. Reese
                         Edmund L. Reese
                         Corporate Vice President and
Chief Financial Officer